SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2002

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-20859 (Commission File Number)	75-2287752 (IRS Employer Identification Number)

230 Constitution Drive Menlo Park, California (Address of principal executive offices)	94025 (Zip Code)

(650) 473-7700
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7. Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 99.1

Item 5. Other Events.

On January 9, 2002, Geron Corporation, a Delaware corporation (the “Company”), announced that it has resolved a federal lawsuit and entered into a new license for the commercialization of human embryonic stem cell (“hESC”) technology with the Wisconsin Alumni Research Foundation (“WARF”). The new agreement supersedes the earlier license, and resolves all issues related to the lawsuit filed by WARF against Geron in August, 2001.

The Company’s press release announcing the settlement of the lawsuit and the new License Agreement are filed as exhibits to this Current Report on Form 8-K. The summary description of the event is qualified in its entirety by reference to the documents filed as exhibits hereto.

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Item 7. Exhibits.

Exhibits

10.1	License Agreement dated as of January 8, 2002, by and between Registrant and Wisconsin Alumni Research Foundation.

99.1	Press Release dated January 9, 2002.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: January 18, 2002	By:	/s/ WILLIAM D. STEMPEL

Name: William D. Stempel
Title: Vice President and General Counsel

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EXHIBIT INDEX

Exhibits

10.1	License Agreement dated as of January 8, 2002, by and between Registrant and Wisconsin Alumni Research Foundation.

99.1	Press Release dated January 9, 2002.

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